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                      MFS(R) SUN LIFE SERIES TRUST
                      MFS(R) Emerging Growth Series
                      MFS(R) Managed Sectors Series

                 Supplement to the Current Prospectus


The description of portfolio managers under the "Management of the Series - Investment Adviser" section is hereby restated as follows:

         Emerging Growth Series - John W. Ballen, an Executive Vice President of MFS, has been employed by the Adviser as a portfolio manager of the Series since 1984. Toni Y. Shimura, a Vice President of MFS, has been employed by the Adviser as a portfolio manager of the Series since November 30, 1995 and employed by the adviser as a portfolio manager since 1987. Stephen Pesek, a Vice President of the Adviser, will become a portfolio manager of the Series on January 1, 1999. Mr. Pesek has been employed by the Adviser since 1994.

         Managed Sectors Series - Toni Y. Shimura, a Vice President of MFS has been a portfolio manager of the Series since December 9, 1998 and employed by the Adviser as a portfolio manager since 1987.




           The date of this Supplement is December 21, 1998.